UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 15, 2005
AMERICAN REPROGRAPHICS COMPANY
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 North Central Avenue, Suite 550, Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (818) 500-0225
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
On December 15, 2005, American Reprographics Company (“Company”) issued equity compensation in the form of non-statutory stock options to the Company’s non-employee directors. The American Reprographics Company 2005 Stock Plan (“Plan”) provides for the automatic grant of non-statutory options to non-employee directors as part of their annual compensation for service as a non-employee director (“Non-Employee Directors’ Non-statutory Stock Option Program”). The Non-Employee Directors’ Non-statutory Stock Option Program provides that, without any further action of the Board, on the date of each Annual Meeting of Shareholders each person who is then a non-employee director shall be automatically granted a non-statutory option having a value equal to $50,000 as part of the annual compensation payable by the Company to such non-employee director for his service as a non-employee director. However, since the Company was not required to have an Annual Meeting in 2005, and the automatic grant of non-statutory options did not occur, on December 15, 2005 the Board authorized the grant of non-statutory options to the non-employee directors on terms consistent with the Non-Employee Directors’ Non-statutory Stock Option Program.
The non-employee directors receiving a stock option grant are set forth below:

NUMBER
NAME	OF OPTIONS
Andrew W. Code	9,854
Thomas J. Formolo	9,854
Manuel Perez de la Mesa	9,854
Edward D. Horowitz	9,854
Mark. W. Mealy	9,854
Each non-statutory stock option has an exercise price of $23.85 (that being the closing sales price of the Company’s common stock on the New York Stock Exchange on the last market trading day prior to the date of grant, or December 14, 2005) and will vest and become exercisable at a rate of 1/16th per month commencing on February 1, 2005, and shall be 100% vested and exercisable as of the date of the annual meeting in May 2006. Each of these options shall expire ten years from the date of grant. The form of Stock Option Grant Notice — Non-employee Directors and form of Non-employee Directors Stock Option Agreement relating to the grant of non-statutory stock options to non-employee directors have been filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated by reference into this Item 1.01.
Commencing with the Company’s first Annual Meeting in 2006, non-employee directors will receive automatic grants of non-statutory stock options pursuant to the Non-Employee Directors’ Non-statutory Stock Option Program.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1	Form of American Reprographics Company Stock Option Grant Notice — Non-employee Directors (Discretionary Non-statutory Stock Options)
10.2	Form of American Reprographics Company Non-employee Directors — Stock Option Agreement (Discretionary Grants)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Sathiyamurthy Chandramohan
Sathiyamurthy Chandramohan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of American Reprographics Company Stock Option Grant Notice — Non-employee Directors (Discretionary Non-statutory Stock Options)
10.2	Form of American Reprographics Company Non-employee Directors — Stock Option Agreement (Discretionary Grants)